AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007
                                                                       033-80057

                                                      REGISTRATION NOS. 811-9140

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                              SECURITIES ACT OF 1933                         |X|
                            PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                          POST-EFFECTIVE AMENDMENT NO. 25                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                 AMENDMENT NO. 27                            |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)
                                 ---------------
                       PHOENIX INSTITUTIONAL MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 ---------------
                     101 MUNSON STREET, GREENFIELD, MA 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (800) 814-1897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                 ---------------
                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                                 ---------------
                               JOHN H. BEERS, ESQ.

                            VICE PRESIDENT AND CLERK

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (Name and Address of Agent for Service)
                                 ---------------

      It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)

      |X|  on May 1, 2007 pursuant to paragraph (b)

      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)

      [ ]  on pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

--------------------------------------------------------------------------------

                                                               [logo]
                                                               PHOENIX

--------------------------------------------------------------------------------



                                                            PROSPECTUS

PHOENIX INSTITUTIONAL BOND FUND

PHOENIX LOW-DURATION CORE PLUS BOND FUND










                           |                   |
                           |                   | WOULDN'T YOU RATHER HAVE THIS
TRUST NAME:                |                   | DOCUMENT E-MAILED TO YOU?
PHOENIX INSTITUTIONAL      |                   | Eligible shareholders can sign up for
MUTUAL FUNDS               | May 1, 2007       | E-Delivery at phoenixfunds.com
--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Institutional Bond Fund and Phoenix Low-Duration Core Plus Bond Fund. Please read it carefully and retain it for future reference.

      PHOENIX INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------


      TABLE OF CONTENTS

      Phoenix Institutional Bond Fund
          Investment Risk and Return Summary.................................  1
          Fund Fees and Expenses.............................................  6
          Management of the Fund.............................................  7
      Phoenix Low-Duration Core Plus Bond Fund

          Investment Risk and Return Summary.................................  9
          Fund Fees and Expenses............................................. 14
          Management of the Fund............................................. 15
      Additional Investment Techniques....................................... 17
      Pricing of Fund Shares................................................. 19
      Purchase Options....................................................... 21
      Your Account........................................................... 22
      How to Buy Shares...................................................... 23
      How to Sell Shares..................................................... 23
      Things You Should Know When Selling Shares............................. 24
      Account Policies and Other Information................................. 25
      Tax Status of Distributions............................................ 27
      Financial Highlights................................................... 29

PHOENIX INSTITUTIONAL BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Institutional Bond Fund has an investment objective of generating a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective. The fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality; however, the fund may invest in high yield-high risk securities. The fund may invest in foreign securities, including emerging markets securities. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a "sector rotation" approach. The subadviser seeks to adjust the portion of fund investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the subadviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. As of March 31, 2007, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.50 years; the modified adjusted duration of the fund was


                                               Phoenix Institutional Bond Fund 1

      4.60 years. Typically, for a fund maintaining a modified adjusted duration of 4.60 years, a one percent increase in interest rates would cause a 4.60% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by 4.60%.

> Securities selected for fund investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. As of March 31, 2007, the average maturity of the Lehman Brothers Aggregate Bond Index was 6.86 years; the average adjusted maturity of the fund was 5.96 years.

> Securities are generally sold when the subadviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Temporary Defensive Strategy: When in the opinion of the adviser or subadviser current cash needs or market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by temporarily retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser or subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK


Credit risk refers to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase, the rating declines, the fund is not obligated to sell the security.


FOREIGN INVESTING RISK


Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory taxes or


2 Phoenix Institutional Bond Fund
expropriation. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.


Risks associated with foreign investments may be intensified in emerging market countries, and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK


High yield-high risk fixed income securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES/DURATIONS RISK

Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities or durations.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if such prepayments had not occurred.


                                               Phoenix Institutional Bond Fund 3

MUNICIPAL SECURITIES RISK

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.
















4 Phoenix Institutional Bond Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Institutional Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the past ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                  Calendar Year         Annual Return (%)
                      1997                    9.75
                      1998                    1.99
                      1999                    1.47
                      2000                   10.04
                      2001                    8.53
                      2002                    8.30
                      2003                    6.37
                      2004                    5.39
                      2005                    2.67
                      2006                    4.64

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 4.03% (quarter ending June 30, 1997) and the lowest return for a quarter was -2.66% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is 1.42%.

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/06)                                             1 YEAR       5 YEARS       10 YEARS
-------------------------------------------------------------------------- ----------- -------------- ------------
Class X
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return Before Taxes                                                      4.64%         5.46%         5.87%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions(2)                                   2.81%         3.50%         3.30%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions and Sale of Fund Shares(2)(3)        2.98%         3.50%         3.41%
-------------------------------------------------------------------------- ----------- -------------- ------------
Class Y
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return Before Taxes                                                      4.38%         5.20%         5.61%
-------------------------------------------------------------------------- ----------- -------------- ------------
Lehman Brothers Aggregate Bond Index(4)                                       4.33%         5.06%         6.24%
------------------------------------------------------------------------------------------------------------------


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(3) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.


(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                               Phoenix Institutional Bond Fund 5

FUND FEES AND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS X               CLASS Y
                                                                          SHARES                SHARES
                                                                          ------                ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                              None                   None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                       None                   None

Maximum Sales Charge (load) Imposed on Reinvested                                                 None
Dividends                                                                  None

Redemption Fee                                                             None                   None

Exchange Fee                                                               None                   None
                                                                      --------------------------------------

                                                                          CLASS X               CLASS Y
                                                                          SHARES                SHARES
                                                                          ------                ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                           0.45%                  0.45%

Distribution and Shareholder Servicing (12b-1) Fees(a)                     None                  0.25%

Other Expenses                                                            0.28%                  0.28%
                                                                          ----                   ----
TOTAL ANNUAL FUND OPERATING EXPENSES(b)                                   0.73%                  0.98%
                                                                          ====                   ====
------------------

(a) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(b) The fund's investment adviser has voluntarily agreed to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. The adviser may discontinue this expense cap at any time. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



6 Phoenix Institutional Bond Fund

------------------------------------------------------------------------------
   CLASS              1 YEAR        3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------

   Class X             $75            $233          $406           $906
------------------------------------------------------------------------------
   Class Y             $100           $312          $542          $1,201
------------------------------------------------------------------------------

Note: the example does not include the effects of the voluntary expense reimbursements of the adviser; therefore, your actual expenses may be lower than those shown.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                First $1 billion            $1+ billion
--------------------------------------------------------------------------------

   Institutional Bond Fund           0.45%                     0.40%
--------------------------------------------------------------------------------

The adviser has voluntarily agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:


--------------------------------------------------------------------------------
                                Class X Shares            Class Y Shares
--------------------------------------------------------------------------------
  Institutional Bond Fund            0.55%                     0.80%
--------------------------------------------------------------------------------


                                               Phoenix Institutional Bond Fund 7

The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any operating expense reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

During the fund's last fiscal year, the fund paid total management fees of $472,041. The ratio of management fees to average net assets for the fiscal year ended December 31, 2006 was 0.45%.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period January 1, 2006 through December 31, 2006.


PORTFOLIO MANAGEMENT


JAMES D. WEHR and CHRISTOPHER J. KELLEHER, CFA, CPA, serve as Co-Portfolio Managers of the fund and as such are jointly and primarily responsible for the day-to-day operations of the fund.

Mr. Wehr has served as Portfolio Manager of the fund since its inception. He is President of Goodwin, and also serves as Senior Executive Vice President and Chief Investment Officer of The Phoenix Companies, Inc., and Executive Vice President of Phoenix, each an affiliate of Goodwin. Previously, he was Senior Vice President, (1998-2003), Managing Director, Fixed Income (1996-1998) and Vice President (1991-1996) of Phoenix. Mr. Wehr served as Portfolio Manager of the Phoenix Home Life Separate Account P (predecessor to the fund) from 1990 to 1996 when it converted to the Phoenix Institutional Bond Fund.

Mr. Kelleher has served as Portfolio Manager of the fund since 1999. He also co-manages the Phoenix Core Bond Fund. Mr. Kelleher is Senior Managing Director of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has been with Phoenix since 1986. He has 22 years of investment experience.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


8 Phoenix Institutional Bond Fund

PHOENIX LOW-DURATION CORE PLUS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Low-Duration Core Plus Bond Fund has an investment objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody's Investor's Services, Inc. or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:


         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMO"s), real estate mortgage investment conduits ("REMIC"s) and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

         o  Investment-grade securities; and

         o High yield-high risk fixed income securities (so called "junk bonds").

         The fund may invest in all or some of these sectors.


> Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic


                                      Phoenix Low-Duration Core Plus Bond Fund 9
         and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Short Term Medium Quality Corporate Bonds Index, the subadviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. As of March 31, 2007, the modified adjusted duration of the Merrill Lynch Short Term Medium Quality Corporate Bonds Index was 1.75 years; the modified adjusted duration of the fund was 2.49 years. Typically, for a fund maintaining a modified adjusted duration of 2.49 years, a one percent increase in interest rates would cause a 2.49% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by 2.49%.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When in the opinion of the adviser or subadviser, current cash needs or market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by temporarily retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser or subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.



10 Phoenix Low-Duration Core Plus Bond Fund

CREDIT RISK


Credit risk refers to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES RISK

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

EMERGING MARKET INVESTING RISK

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK


High yield-high risk fixed income securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.



                                     Phoenix Low-Duration Core Plus Bond Fund 11

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Generally, the longer the maturity and duration of a security, the greater effect interest rate changes have on the price of the security.

U.S. Government Securities Risk


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.



12 Phoenix Low-Duration Core Plus Bond Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Low-Duration Core Plus Bond Fund. The bar chart shows the fund's Class X Shares performance.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                  Calendar Year         Annual Return (%)
                      2006                    5.77

(1) During the period shown in the chart above, the highest return for a quarter was 2.89% (quarter ending September 30, 2006) and the lowest return for a quarter was -0.05% (quarter ending June 30, 2006). Year-to-date performance (through March 31, 2007) is 1.45%.

------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS                                                              ------------------------------
(FOR THE PERIODS ENDED 12/31/06)                                                1 YEAR         CLASS X      CLASS Y
------------------------------------------------------------------------------------------------------------------------
Class X
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                          5.77%          3.99%          --
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                                       4.08%          2.42%          --
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions  and Sale of Fund Shares(3)(4)           3.72%          2.48%          --
------------------------------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                          5.36%            --          3.68%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(5)                                          4.33%          3.67%         3.67%
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Short Term Medium Quality Corporate Bonds Index(6)                 4.80%          3.74%         3.74%
------------------------------------------------------------------------------------------------------------------------

(2) Class X Shares and Class Y Shares since February 28, 2005.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(5) The Lehman Brothers Aggregate Bonds Index measures the U.S.
investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(6) The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



                                     Phoenix Low-Duration Core Plus Bond Fund 13

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS X       CLASS Y
                                                                          SHARES        SHARES
                                                                          ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                              None          None

Maximum Deferred Sales Charge (load) (as a percentage
of the lesser of the value redeemed or the amount
invested)                                                                  None          None

Maximum Sales Charge (load) Imposed on Reinvested

Dividends                                                                  None          None

Redemption Fee                                                             None          None

Exchange Fee                                                               None          None
                                                                      -----------------------------

                                                                          CLASS X       CLASS Y
                                                                          SHARES        SHARES
                                                                          ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                            0.45%         0.45%

Distribution and Shareholder Servicing (12b-1) Fees(a)                     None          0.25%

Other Expenses                                                             1.02%         1.02%
                                                                           ----          ----

TOTAL ANNUAL FUND OPERATING EXPENSES(b)                                    1.47%         1.72%
                                                                           ====          ====
----------------------

(a) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.
(b) The fund's investment adviser has voluntarily agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.50% for Class X Shares and 0.75% for Class Y Shares. The adviser may discontinue this expense cap at any time. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class X              $150          $465          $803           $1,757
--------------------------------------------------------------------------------
   Class Y              $175          $542          $933           $2,030
--------------------------------------------------------------------------------

14 Phoenix Low-Duration Core Plus Bond Fund

Note: the example does not include the effects of the voluntary expense reimbursements of the adviser; therefore, your actual expenses may be lower than those shown.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 0.45%.

The adviser has voluntarily agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:


--------------------------------------------------------------------------------
                                        Class X Shares     Class Y Shares
--------------------------------------------------------------------------------
  Low-Duration Core Plus Bond Fund           0.50%             0.75%
--------------------------------------------------------------------------------


The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any operating expense reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

During the fund's last fiscal year, the fund paid total management fees of $69,897. The ratio of management fees to average net assets for the fiscal year ended December 31, 2006 was 0.45%.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.


                                     Phoenix Low-Duration Core Plus Bond Fund 15

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period January 1, 2006 through December 31, 2006.


PORTFOLIO MANAGEMENT


DAVID L. ALBRYCHT, CFA, is Senior Portfolio Manager of the fund since 2005, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. He also manages the Phoenix Multi-Sector Fixed Income Fund (since
1994) and the Phoenix Multi-Sector Short Term Bond Fund (since 1993), as well as the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. Mr. Albrycht is a Senior Managing Director, Fixed Income of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.



16 Phoenix Low-Duration Core Plus Bond Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Institutional Bond Fund ("Bond Fund") and Phoenix Low-Duration Core Plus Bond Fund ("Low-Duration Bond Fund") may engage in the following investment techniques as indicated below:

BORROWING


The Low-Duration Bond Fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

DERIVATIVES

Each of the funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the funds to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the subadviser's ability to correctly predict the movement of the underlying asset prices, indexes or rates.


ILLIQUID SECURITIES


Each of the funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.



                                           Phoenix Institutional Mutual Funds 17

INVESTMENT GRADE SECURITIES


Each of the funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in the Principal Investment Strategies section, the funds may also invest in debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.


MUNICIPAL SECURITIES

The Low-Duration Bond Fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

REPURCHASE AGREEMENTS


Each of the funds may invest in repurchase agreements. Default or insolvency of the other party presents risks to the funds.


SECURITIES LENDING


The Bond Fund may lend portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


SHORT-TERM INVESTMENTS

The Bond Fund may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances, and certificates of deposit.

UNRATED FIXED INCOME SECURITIES


Each of the funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


Each of the funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.



18 Phoenix Institutional Mutual Funds

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:


         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and


         o dividing the result by the total number of outstanding shares of that class.

Assets: Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Board of Trustees have determined approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset


                                           Phoenix Institutional Mutual Funds 19
value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include:
(i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) securities where the market quotations are not readily available as a result of "significant" events; and (viii) foreign securities subject to trading collars for which no or limited trading takes place. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


20 Phoenix Institutional Mutual Fund

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


PURCHASE OPTIONS
--------------------------------------------------------------------------------


The funds presently offer two classes of shares that have different minimum investment requirements and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For Class Y Shares, the funds have adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended ("the 1940 Act"), that authorize the funds to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Shares of the funds are offered to institutional investors, such as pension and profit-sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

To purchase Class X Shares of the Bond Fund or the Low-Duration Bond Fund, you must initially purchase shares whose net asset value exceeds $3 million. To purchase Class Y Shares of the Bond Fund, you must initially purchase shares whose net asset value exceeds $1 million; to purchase Class Y Shares of the Low-Duration Bond Fund, you must initially purchase shares whose net asset value exceeds $3 million.


The minimum initial investment requirements are waived for purchases by institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies. The minimum initial investment requirements for the purchase of fund shares are also waived for purchases by trust companies, bank trust departments, broker-dealers, financial planners and investment advisors for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity.


The minimum subsequent investment for Class X Shares and Class Y Shares is $100.


                                           Phoenix Institutional Mutual Funds 21

You will pay no sales charges at any time on Class X Shares or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

The funds reserve the right to refuse a purchase order for any reason.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


22 Phoenix Institutional Mutual Funds

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 814-1897 for instructions.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 814-1897.
 ----------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $100,000, requests can be made by calling (800) 814-1897.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 814-1897.
------------------------------------ -----------------------------------------------------------------------------


                                           Phoenix Institutional Mutual Funds 23

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the applicable fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 814-1897.


REDEMPTIONS BY MAIL

Send a clear letter of instructions including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 814-1897.

The signature on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.) During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


24 Phoenix Institutional Mutual Funds

ACCOUNT POLICIES AND OTHER INFORMATION
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 814-1897 or by accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class X Shares for Class X Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 814-1897) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


                                           Phoenix Institutional Mutual Funds 25

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.


26 Phoenix Institutional Mutual Funds

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.


DISCLOSURE OF FUND HOLDINGS


The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and
(ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on the Phoenix Funds' Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
 FUND                                            DIVIDEND PAID
--------------------------------------------------------------------------------
 Bond Fund                                       Semiannually
--------------------------------------------------------------------------------
 Low-Duration Bond Fund                    Monthly (Declared Daily)
--------------------------------------------------------------------------------

                                           Phoenix Institutional Mutual Funds 27

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The funds intend to distribute tax-exempt income.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the funds and disposition of shares of the funds.



28 Phoenix Institutional Mutual Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.


PHOENIX INSTITUTIONAL BOND FUND


                                                                         CLASS X
                                          ---------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              2006          2005           2004          2003          2002
                                           ------------  ------------   -----------   ------------  -----------
Net asset value, beginning of period         $31.08        $31.72         $31.55        $31.32        $30.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             1.52          1.43           1.47          1.73          2.04
   Net realized and unrealized gain (loss)    (0.11)        (0.59)          0.19          0.26          0.47
                                             ------        ------         ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          1.41          0.84           1.66          1.99          2.51
                                             ------        ------         ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (1.57)        (1.48)         (1.49)        (1.76)        (2.03)
                                             ------        ------         ------        ------        ------
     TOTAL DISTRIBUTIONS                      (1.57)        (1.48)         (1.49)        (1.76)        (2.03)
                                             ------        ------         ------        ------        ------
Change in net asset value                     (0.16)        (0.64)          0.17          0.23          0.48
                                             ------        ------         ------        ------        ------
NET ASSET VALUE, END OF PERIOD               $30.92        $31.08         $31.72        $31.55        $31.32
                                             ======        ======         ======        ======        ======
Total return                                   4.64%         2.67%          5.39%         6.37%         8.30 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $87,457       $83,104       $150,466      $139,574      $145,555
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.56%         0.55%          0.55%         0.55%         0.55 %
   Gross operating expenses                    0.73%         0.76%          0.67%         0.69%         0.69 %
   Net investment income                       4.89%         4.52%          4.61%         5.44%         6.49 %
Portfolio turnover                               65%           76%            77%          104%          107 %
---------------------------------

(1) Computed using average shares outstanding.



                                           Phoenix Institutional Mutual Funds 29

--------------------------------------------------------------------------------

PHOENIX INSTITUTIONAL BOND FUND (CONTINUED)


                                                                         CLASS Y
                                          ----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              2006          2005           2004          2003           2002
                                          ------------  ------------   -----------   ------------   -----------
Net asset value, beginning of period         $31.07        $31.71         $31.54        $31.32         $30.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             1.44          1.36           1.38          1.63           1.97
   Net realized and unrealized gain (loss)    (0.11)        (0.60)          0.20          0.27           0.46
                                             ------        ------         ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          1.33          0.76           1.58          1.90           2.43
                                             ------        ------         ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (1.49)        (1.40)         (1.41)        (1.68)         (1.95)
                                             ------        ------         ------        ------         ------
     TOTAL DISTRIBUTIONS                      (1.49)        (1.40)         (1.41)        (1.68)         (1.95)
                                             ------        ------         ------        ------         ------
Change in net asset value                     (0.16)        (0.64)          0.17          0.22           0.48
                                             ------        ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD               $30.91        $31.07         $31.71        $31.54         $31.32
                                             ======        ======         ======        ======         ======
Total return                                   4.38%         2.42%          5.14%         6.10%          8.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $18,994       $24,235        $20,948       $13,982         $5,702
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.81%         0.80%          0.80%         0.80%          0.80%
   Gross operating expenses                    0.98%         1.01%          0.92%         0.95%          0.94%
   Net investment income                       4.64%         4.28%          4.33%         5.13%          6.26%
Portfolio turnover                               65%           76%            77%          104%           107%
-------------------------

(1) Computed using average shares outstanding.





30 Phoenix Institutional Mutual Funds

--------------------------------------------------------------------------------
PHOENIX LOW-DURATION CORE PLUS BOND FUND


                                                                                  CLASS X
                                                               ----------------------------------------------
                                                                                         FROM INCEPTION
                                                                     YEAR ENDED         FEBRUARY 28, 2005
                                                                 DECEMBER 31, 2006    TO DECEMBER 31, 2005
                                                                --------------------- -----------------------
 Net asset value, beginning of period                                   $9.82                 $10.00
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                                      0.49                   0.37
    Net realized and unrealized gain (loss)                              0.06                  (0.22)
                                                                        -----                 ------
      TOTAL FROM INVESTMENT OPERATIONS                                   0.55                   0.15
                                                                        -----                 ------
 LESS DISTRIBUTIONS
    Dividends from net investment income                                (0.46)                 (0.33)
                                                                        -----                 ------
      TOTAL DISTRIBUTIONS                                               (0.46)                 (0.33)
                                                                        -----                 ------
 Change in net asset value                                               0.09                  (0.18)
                                                                        -----                 ------
 NET ASSET VALUE, END OF PERIOD                                         $9.91                 $ 9.82
                                                                        =====                 ======
 Total return                                                            5.77%                  1.57%(3)
 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)                             $10,662                $10,162
 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                               0.51%                  0.50%(2)
    Gross operating expenses                                             1.47%                  1.96%(2)
    Net investment income                                                5.03%                  4.54%(2)
 Portfolio turnover                                                        81%                    77%(3)


                                                                                  CLASS Y
                                                               ----------------------------------------------
                                                                                         FROM INCEPTION
                                                                     YEAR ENDED         FEBRUARY 28, 2005
                                                                 DECEMBER 31, 2006    TO DECEMBER 31, 2005
                                                                --------------------- -----------------------
 Net asset value, beginning of period                                   $9.82                 $10.00
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                                      0.47                   0.35
    Net realized and unrealized gain (loss)                              0.05                  (0.21)
                                                                        -----                 ------
      TOTAL FROM INVESTMENT OPERATIONS                                   0.52                   0.14
                                                                        -----                 ------
 LESS DISTRIBUTIONS
    Dividends from net investment income                                (0.43)                 (0.32)
                                                                        -----                 ------
      TOTAL DISTRIBUTIONS                                               (0.43)                 (0.32)
                                                                        -----                 ------
 Change in net asset value                                               0.09                  (0.18)
                                                                        -----                 ------
 NET ASSET VALUE, END OF PERIOD                                         $9.91                 $ 9.82
                                                                        =====                 ======
 Total return                                                            5.36%                  1.43%(3)
 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)                              $5,308                 $5,071
 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                               0.76%                 0.75 %(2)
    Gross operating expenses                                             1.72%                  2.21%(2)
    Net investment income                                                4.78%                 4.29 %(2)
 Portfolio turnover                                                        81%                    77%(3)
-------------------------

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.


                                           Phoenix Institutional Mutual Funds 31

[logo]
PHOENIX

Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480










ADDITIONAL INFORMATION
You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, phoenixfunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926














NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-9140
PXP3090 BPD31574                                                            5-07

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         Phoenix Institutional Bond Fund
                    Phoenix Low-Duration Core Plus Bond Fund

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 814-1897

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2007

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Institutional Mutual Funds (the "Trust"), dated May 1, 2007, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06115-5056.


                                TABLE OF CONTENTS
                                                                            PAGE


   The Trust ..............................................................    1
   Investment Restrictions ................................................    1
   Investment Techniques and Risks ........................................    2
   Performance Information ................................................   10
   Portfolio Turnover .....................................................   11
   Portfolio Transactions and Brokerage....................................   12
   Disclosure of Fund Holdings.............................................   13
   Services of the Adviser and Subadviser..................................   14
   Portfolio Managers......................................................   17
   Net Asset Value ........................................................   18
   How to Buy Shares ......................................................   19
   How to Redeem Shares....................................................   20
   Dividends, Distributions and Taxes .....................................   22
   The Distributor ........................................................   26
   Distribution Plan.......................................................   26
   Management of the Trust ................................................   27
   Additional Information .................................................   35
   Appendix ...............................................................   37





                      Mutual Fund Services: (800) 814-1897
              Web sites: PhoenixFunds.com or PhoenixInvestments.com






PXP 3090B (5/07)

                                    THE TRUST


   The Trust is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. It was reorganized as a Delaware statutory trust in October 2000. Prior to May 1, 2004, the Trust was named Phoenix Duff & Phelps Institutional Mutual Funds. The Phoenix Institutional Bond Fund (the "Bond Fund") was named Phoenix Duff & Phelps Institutional Managed Bond Portfolio prior to May 1, 2004. Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account ("Separate Account P") separate investment account of Phoenix Life Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. The Bond Fund and the Phoenix Low-Duration Core Plus Bond Fund ("Low-Duration Bond Fund") are each referred to herein as a "Fund" and sometimes collectively as the "Funds."


   The Trust's Prospectus describes the investment objectives and the principal strategies that the Funds will employ in seeking to achieve their respective investment objectives. The Bond Fund's investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Low-Duration Bond Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended (the "1940" Act) to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).


   (8) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives. The disclosure applies to each Fund individually, unless otherwise indicated.

FINANCIAL FUTURES AND RELATED OPTIONS
   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Index ("S&P 500") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes" in this SAI.)

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.


   The successful use of futures contracts and related options also depends on the ability of the subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.


   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's holdings may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.

FOREIGN SECURITIES
   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Fund may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOWER RATED FIXED INCOME SECURITIES
   In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the fund securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.


   To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Fund may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Fund's holdings, the ability of the subadviser to value the Fund's securities becomes more difficult and the subadviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

   Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Fund invests in unrated or unlisted medium and lower grade income securities, the ability of the subadviser to evaluate the credit risk of such securities may play a greater role in the ability of the Fund to achieve its investment objective.

   The subadviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the subadviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the subadviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the subadviser's internal business and default risk analysis is independent of the credit ratings of Standard & Poors Corporation ("S&P"), Moody's Investor's Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Company ("D&P") (or other nationally recognized statistical rating organization), the subadviser may consider such ratings in evaluating income securities. Achievement by the Fund of its investment objective will be more dependent on the credit analysis of the subadviser than is the case for investment companies with investment objectives similar to the Fund's that are more reliant on such rating organizations in selecting portfolio securities.


MONEY MARKET INSTRUMENTS
   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

   REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

MORTGAGE-RELATED SECURITIES
   The Fund may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

   Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

   Securities issued by GNMA are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

MUNICIPAL OBLIGATIONS
   Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain fund for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest, and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Fund may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately-held or publicly-owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Fund that are derived from interest of Municipal Obligations would be taxable to the Fund shareholders for federal income tax purposes.

   INSURED MUNICIPAL OBLIGATIONS. Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

OPTIONS
   Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation

Index, Technology Index, and Gold/ Silver Index. A Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.


   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way fund securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific fund securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount specifically designated may be applied to a Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Fund qualifying as a regulated investment company under the Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time.

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.


   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The subadviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the subadviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.


   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's holdings will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund holdings does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate fund securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its fund and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS
   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Fund's investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

   REVERSE REPURCHASE AGREEMENTS. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   BANK OBLIGATIONS. For purposes of a Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

STAND-BY COMMITMENTS
   Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


   The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the subadviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the subadviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate Fund liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.


SWAP AGREEMENTS
   The Bond Fund may enter into interest rate, index and currency exchange rate and credit default swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's assets.


   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   When a Fund agrees to purchase securities on a when-issued or delayed-delivery basis, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment. The market value of the specifically designated assets will be monitored and if such market value declines, the Fund will be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid high-grade debt securities in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets.

   A Fund will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day a Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of the Funds, or class thereof.


   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, each Fund or Class of Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's, The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch Short Term Medium Quality Corporate Bonds Index, Merrill Lynch 1-year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

   Advertisements, sales literature, and other communications may contain information about the Funds' advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in Class X Shares or Class Y Shares of the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of the Fund which previously existed as separate accounts.

YIELD
   Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund on the last day of the period, according to the following formula:

   YIELD = 2[((a-b) + 1)(6)  - 1]
            -------
              cd
   where,

   a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


TOTAL RETURN
   Standardized quotations of average annual total return for Class X Shares or Class Y Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class X Shares or Class Y Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis) and assume that all dividends and distributions are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


  The Funds may also compute cumulative total return for specified periods based on a hypothetical Class X, or Class Y Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return.


                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Historical turnover rates can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser or subadviser, as appropriate, (throughout this section "adviser"), places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. In effecting portfolio transactions for the Funds, the adviser adheres to the Funds' policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The adviser may cause the Funds to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Funds and may benefit both the Funds and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the funds.

   If the securities in which the Funds invest are traded primarily in the over-the-counter market, where possible, the Funds will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Funds. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers who sell shares of the Funds.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs share pro rata based on each Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION


 ----------------------------------------------------------------------------------------------------------------------------
                                                                                    TIMING OF RELEASE OF PORTFOLIO HOLDINGS
 TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER                 INFORMATION
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Adviser                                   Phoenix Investment Counsel, Inc.         Daily
 ----------------------------------------- ---------------------------------------- -----------------------------------------

 Subadviser                                Goodwin Capital Advisers, Inc.           Daily

 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Distributor                               Phoenix Equity Planning Corporation      Daily
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Custodian                                 State Street Bank and Trust Company      Daily
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Sub-Financial Agent                       PFPC Inc.                                Daily
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Independent Registered Public             PricewaterhouseCoopers LLP               Annual Reporting Period:  within 15
 Accounting Firm                                                                    business days of end of reporting period
                                                                                    Semiannual Reporting Period:  within 31
                                                                                    business days of end of reporting period
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Typesetting Firm for Financial Reports    GCom Solutions                           Monthly on first business day following
 and Forms N-Q                                                                      month end
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Printer for Financial Reports             V.G. Reed & Sons                         Annual and Semiannual Reporting
                                                                                    Period:  within 45 days after end of
                                                                                    reporting period
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Proxy Voting Service                      Institutional Shareholder Services       Twice weekly on an ongoing basis
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Intermediary Selling Shares of the Fund   Merrill Lynch                            Quarterly within 10 days of quarter-end
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Third-Party Class B Share Financer        SG Constellation LLC                     Weekly based on prior week end
 ----------------------------------------- ---------------------------------------- -----------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 ----------------------------------------- ---------------------------------------- -----------------------------------------
                                                                                    TIMING OF RELEASE OF PORTFOLIO HOLDINGS
 TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER                 INFORMATION
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Portfolio Redistribution Firms            Bloomberg, Standard & Poor's and         Quarterly, 60 days after fiscal quarter
                                           Thompson Financial Services              end
 ----------------------------------------- ---------------------------------------- -----------------------------------------
 Rating Agencies                           Lipper Inc. and Morningstar              Quarterly, 60 days after fiscal quarter
                                                                                    end
 ----------------------------------------- ---------------------------------------- -----------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.


                     SERVICES OF THE ADVISER AND SUBADVISER


THE ADVISER

   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2006, PIC had approximately $28.7 billion in assets under management.


   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102.


   PXP has served investors for over 70 years. As of December 31, 2006, PXP had approximately $58.1 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements; insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As compensation for its services with respect to the Bond Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the following rates:


       FIRST $1 BILLION                 $2+ BILLION
       ----------------                 -----------
            0.45%                          0.40%

   The Adviser has voluntarily agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. The Adviser may discontinue this expense reimbursement in the future. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

   As compensation for its services with respect to the Low-Duration Bond Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the annual rate of 0.45%. The Adviser has voluntarily agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.50% for Class X Shares and 0.75% for Class Y Shares. The Adviser may discontinue this expense reimbursement in the future. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

   The investment advisory and subadvisory agreements continue in force from year to year, provided that the agreements are approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust on behalf of the Funds or by the Adviser, on sixty (60) days written notice.

   For its services to the Trust during the fiscal years ended December 31, 2004, 2005 and 2006, PIC received fees of $728,106, $583,595 and $541,938, respectively, under the investment advisory agreement in effect. Of these totals, PIC received fees from the Bond Fund and Low-Duration Core Bond Fund as follows:


                                            2004                2005               2006
                                            ----                ----               ----
 Bond Fund                                $728,106            $526,862           $472,041
 Low-Duration Bond Fund                      N/A              $56,733             $69,897


   For the fiscal years 2004, 2005 and 2006, the Adviser bore ordinary operating expenses of the Funds as follows:

                                            2004                2005               2006
                                            ----                ----               ----
 Bond Fund                                $188,352            $243,379           $176,841
 Low-Duration Bond Fund                      N/A              $182,351           $149,474


   Accordingly, the fees which the Adviser would otherwise have been entitled were reduced as follows:

                                            2004                2005               2006
                                            ----                ----               ----
 Bond Fund                                $539,754            $283,483           $295,200
 Low-Duration Bond Fund                      N/A             $(125,618)          $(79,577)

THE SUBADVISER
   Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of PIC, is the Subadviser to each of the Funds and is located at 56 Prospect Street, Hartford, Connecticut 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

   The subadvisory agreement provides that the Adviser, PIC, will delegate to Goodwin the performance of certain of its investment management services under the investment advisory agreement with each of the Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

   For its services as Subadviser of the Funds, Goodwin is entitled to a fee that is accrued daily against the value of each Fund's net assets, payable monthly, at the annual rate of 50% of the gross investment management fee. Goodwin began serving as Subadviser to the Funds as of April 1, 2007; therefore, no subadvisory fees were paid by PIC to Goodwin for the fiscal years ended December 31, 2004, 2005 or 2006.


   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the Fund's 2006 annual report covering the period January 1, 2006 through December 31, 2006.


DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted, on behalf of the Funds, a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflicts of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

    o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

    o Changes to Capital Structure--dilution or improved accountability associated with such changes.

    o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

    o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Trust and its delegates seek to avoid actual or perceived conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor;
(ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or
(iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.


                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF GOODWIN (SUBADVISER TO THE BOND AND LOW-DURATION BOND FUNDS)
   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a Long-Term Incentive Compensation program to defer their compensation and potentially reduce their taxes.


   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

   (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmark(s) and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

     FUND                         BENCHMARK(S) AND/OR PEER GROUPS
     ----                         -------------------------------
  Bond Fund                Lehman Universal Bond Index
  Low-Duration Bond Fund   Lipper Short Intermediate Investment Grade Debt Funds

   (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

   (3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OF THE FUNDS AND POTENTIAL CONFLICTS OF INTEREST
   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers for each of the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                    NUMBER OF AND TOTAL         NUMBER OF AND TOTAL
                                   ASSETS OF REGISTERED       ASSETS OF OTHER POOLED         NUMBER OF AND TOTAL
PORTFOLIO MANAGER                  INVESTMENT COMPANIES     INVESTMENT VEHICLES (PIVS)     ASSETS OF OTHER ACCOUNTS
-----------------                  --------------------     ---------------------------    ------------------------
David L. Albrycht                     8/$2.6 billion                    0                             0
Christopher J. Kelleher               2/$177 million                    0                     10/$774.4 million
James D. Wehr                        1/$106.4 million                   0                     10/$774.4 million


   Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.


   As of December 31, 2006, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following table sets forth the dollar range of equity securities owned as of December 31, 2006 by each portfolio manager in the Funds described in the prospectus that he manages.

                                                        DOLLAR RANGE OF EQUITY
                                                       SECURITIES BENEFICIALLY
          PORTFOLIO MANAGER                           OWNED IN EACH FUND MANAGED
          -----------------                           --------------------------
          David L. Albrycht                                      None
          Christopher J. Kelleher                                None
          James D. Wehr                                          None


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the fund securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

   The Funds offer Class X Shares and Class Y Shares without any sales charges to institutional investors, such as pension funds, profit sharing plans, investment advisers, endowments, foundations and corporations. The minimum initial investment for Class X Shares of the Bond Fund and Low-Duration Bond Fund is $3 million. The minimum initial investment for Class Y Shares of the Bond Fund is $1 million and the minimum initial investment for Class Y Shares of the Low-Duration Bond Fund is $3 million. Completed applications for the purchase of shares should be mailed to Phoenix Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal fund wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the NYSE (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

   The minimum initial investment amounts for the purchase of Fund shares shall be waived with respect to purchases by: trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

   PEPCO may pay broker-dealers and financial institutions exempt from registration pursuant to the 1934 Act, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                                          PAYMENT TO
              PURCHASE AMOUNT                            BROKER-DEALER
              ---------------                            -------------
          $0 to $5,000,000                                   0.50%
          $5,000,001 to $10,000,000                          0.25%
          $10,000,001 or more                                0.10%

   If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to PEPCO any such amounts paid with respect to the investment. PEPCO will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than PEPCO may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

EXCHANGE PRIVILEGES

   Shareholders may exchange Class X Shares or Class Y Shares held in book-entry form for shares of the same class of any other "Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Phoenix Fund shares in accordance with the limitations described in this SAI. A "Phoenix Fund" refers to the Phoenix Funds, or any other mutual fund advised, subadvised and distributed by the Adviser, Distributor, or any of their corporate affiliates.


   The Funds reserve the right to refuse exchange privileges by any person or broker-dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy (see "Disruptive Trading and Market Timing" in the Funds' prospectus); or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.

TELEPHONE EXCHANGE PRIVILEGES
   Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

   The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Institutional Mutual Fund, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES

   Any holder of shares of the Funds may require a Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares,
(1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Fund; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. The signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the Funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.


   In addition, the Funds maintain a continuous offer to repurchase their respective shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the NYSE on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Funds on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.


TELEPHONE REDEMPTION PRIVILEGES
   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the NYSE will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Funds and classes of shares in which redemptions are to occur.

   Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House ("ACH") to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

   Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

REDEMPTION-IN-KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous requirements that must be satisfied in order for a Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

   Among the requirements to qualify as a RIC, each Fund must derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of securities, and certain other investment income. In addition to meeting the 90% gross income test, each Fund must distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC.

TAXATION OF DISTRIBUTIONS TO SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains are taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders of a Fund as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent a Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are designated as capital gain dividends by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as long-term capital gain and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on amounts designated by a Fund as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by a Fund on such undistributed capital gains, if any.


   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.


   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


   Shareholders should consult their own tax advisor about their tax situation.


   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.


TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year (and generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.


   Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.


   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 that substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service ("IRS") or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.


TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.


SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.


   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased

(including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares.


   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, a shareholder subject to backup withholding will be (i) one for whom a certified taxpayer identification number is not on file with the Fund; (ii) one about whom notification has been received (either by the shareholder or the Fund) from the IRS that the shareholder is subject to backup withholding; or (iii) one who, to the Fund's knowledge, has furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


   Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                                 THE DISTRIBUTOR


   PEPCO (the "Distributor"), which has undertaken to use its best efforts to find purchasers for shares of the Funds, serves as the national distributor of the Funds' shares. PEPCO is located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of each Fund are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market series of the Phoenix Funds and Phoenix Edge Series Funds at the following incremental annual rates.

                        First $5 billion                                   0.09%
                        $5 billion to $15 billion                          0.08%
                        Greater than $15 billion                           0.07%

   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.

   Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) ("PFPC"), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC.

   For its services during the Funds' fiscal year ended December 31, 2004, 2005 and 2006, PEPCO received $131,592, $133,945 and $111,915, respectively.


   In addition, pursuant to an agreement between PEPCO, the Fund's Transfer Agent, and State Street Bank and Trust Company ("State Street"), State Street has been appointed subagent to perform certain shareholder servicing functions for the Funds. For performing such services State Street receives a monthly fee from PEPCO.

                                DISTRIBUTION PLAN

   The Trust has adopted a distribution plan on behalf of each Fund's Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Funds to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Funds. Pursuant to the Plan, the Funds shall pay the Distributor an amount equal to 0.25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts. In the case of shares of the

Funds being sold to an affiliated fund of funds, fees payable under the Plan shall be paid to the distributor of the fund of funds.

   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.

   In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

   On a quarterly basis, the Trustees of the Trust review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Funds.


   For the fiscal year ended December 31, 2006, the Funds paid Rule 12b-1 Fees in the amount of $53,871, of which PEPCO received $12,503 and unaffiliated broker-dealers received $41,278. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $4,343; (2) compensation to sales personnel, $60,864; (3) advertising costs, $13,870; (4) printing and mailing prospectuses to other than current shareholders, $927; (5) service costs, $6,891; and (6) other expenses, $9,921.


   No interested persons of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plan.


   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                       INDEPENDENT TRUSTEES


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since          57         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Honorary) (2004-present), Pace University (Director/
                                                                    Trustee Emeritus) (2003-present), Greater New York Councils,
                                                                    Boy Scouts of America (1985-present), The Academy of
                                                                    Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), Colgate University
                                                                    (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                                    Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman) (1992-2001),
                                                                    Trism, Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                                    Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                    (1994-2002), Pace University (1978-2003), New York Housing
                                                                    Partnership Development Corp. (Chairman) (1981-2003), Josiah
                                                                    Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since          57         Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             1996.                            (1983-present).
Elmore, GL0S, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since          58         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          55         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                            (2001-present). Director/Trustee, Evergreen Funds (88
736 Market Street, Ste. 1430                                        portfolios) (1989-present). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present).
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          57         Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                2001.                            (2001-present). Managing Director, U.S. Trust Company of
New York, NY 10128                                                  New York (1982-2006).
DOB: 4/17/51


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

James M. Oates                     Served since          55         Trustee/Director, Phoenix Funds Family (1987-present).
c/o Northeast Partners             1996.                            Managing Director, Wydown Group (consulting firm)
150 Federal Street, Ste. 1000                                       (1994-present). Director, Investors Financial Service
Boston, MA 02109                                                    Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                        Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of New
                                                                    Hampshire (2002-present). Chairman, Emerson Investment
                                                                    Management, Inc. (2000-present). Independent Chairman, John
                                                                    Hancock Trust (since 2005), Trustee, John Hancock Funds II and
                                                                    John Hancock Funds III (since 2005). Chairman, Hudson Castle
                                                                    Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Trustee, John Hancock Trust
                                                                    (2004-2005). Director/Trustee, AIB Govett Funds (six
                                                                    portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                                                    Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for Health,
                                                                    Inc. (2000-2004).

Richard E. Segerson                Served since          55         Managing Director, Northway Management Company
73 Briggs Way                      1996.                            (1998-present). Trustee/Director, Phoenix Funds Family
Chatham, MA 02633                                                   (1983-present).
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served   since        55         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2006.                            Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Santens N.V.
                                                                    (1999-present).  Managing Director, Almanij N.V.
                                                                    (1992-2003). Director, KBC Bank and Insurance Holding
                                                                    Company (Euronext) (1992-2003), KBC Bank (1992-2003),
                                                                    KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                    Luxembourgeoise (1992-2003), Investco N.V. (1992-2003),
                                                                    Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                                    Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch
                                                                    Chamber of Commerce for Belgium and Luxemburg
                                                                    (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001). Director, Degussa Antwerpen N.V.
                                                                    (1998-2004).


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------      -----------        -------                  -----------------------------------

George R. Aylward*               Served since            57         Senior Executive Vice President and President, Asset
Trustee and President            November 2006.                     Management, The Phoenix Companies, Inc. (since 2007).
DOB: 8/17/64                                                        Director (2006-present), President (2006-present) and
                                                                    Chief Operating Officer (2004-present), Phoenix
                                                                    Investment Partners, Ltd. Director (2006-present) and
                                                                    President (since 2007), DPCM Holding, Inc. Director and
                                                                    Executive Vice President, Duff & Phelps Investment
                                                                    Management Co. (2006-present). Director (2006-present)
                                                                    and Executive Vice President (2005-present), Engemann
                                                                    Asset Management. President, Euclid Advisers, LLC
                                                                    (2006-present). Director (2006-present) and Executive
                                                                    Vice President (2005-present), Goodwin Capital Advisers,
                                                                    Inc. Executive Vice President, Kayne Anderson Rudnick
                                                                    Investment Management, LLC (since 2007). Director and
                                                                    President, Pasadena Capital Corporation (2006-present).
                                                                    Director and Executive Vice President, Phoenix Equity
                                                                    Planning Corporation (2005-present). Director and
                                                                    President, Phoenix Investment Counsel, Inc.
                                                                    (2006-present). President, Phoenix/Zweig Advisers, LLC
                                                                    (2006-present). Executive Vice President, PXP Securities
                                                                    Corp. (2005-present). Director and President, Rutherford
                                                                    Financial Corporation (2006-present). Executive Vice
                                                                    President, Rutherford, Brown & Catherwood, LLC
                                                                    (2006-present). Executive Vice President, SCM Advisers
                                                                    LLC (2006-present). President, the Phoenix Funds Family
                                                                    (2006-present). Previously, Vice President, Phoenix Life
                                                                    Insurance Company (2002-2004). Vice President, The
                                                                    Phoenix Companies, Inc. (2003-2004). Vice President,
                                                                    Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                                    Executive Vice President, the Phoenix Funds Family
                                                                    (2004-2006). Executive Vice President, Phoenix Investment
                                                                    Partners, Ltd. (2004-2006), Phoenix Investment Counsel,
                                                                    Inc. (2005-2006), Euclid Advisers, LLC (2005-2006),
                                                                    Rutherford Financial Corporation (2005-2006),
                                                                    Phoenix/Zweig Advisers, LLC (2005-2006) and DPCM Holding,
                                                                    Inc. (2005-2007). Senior Vice President and Chief
                                                                    Operating Officer, Asset Management, The Phoenix
                                                                    Companies, Inc. (2004-2007).

Marilyn E. LaMarche**            Served since            55         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------      -----------        -------                  -----------------------------------

Phililp R. McLoughlin***           Service since         75         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                           1996.                            World Trust Fund (1991-present). Director/Trustee,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).

  * Mr. Aylward is an "interested person," as defined in the 1940 Act, by reason of his position as President, Phoenix Investment Partners, Ltd.


 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND
      NAME, ADDRESS AND              LENGTH OF                                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                 DURING PAST 5 YEARS
        -------------               -----------                                 -------------------

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62                   President since        Phoenix Companies, Inc. (since 2006). Senior Vice President, Asset
                                                      Management Product Development, Phoenix Investment Partners, Ltd.
                                                      (2005-present). Director and President, Phoenix Equity Planning
                                                      Corporation (since 2006). Senior Vice President, Phoenix Investment
                                                      Counsel, Inc. (since 2006). Director, DPCM Holdings, Inc., Duff &
                                                      Phelps Investment Management Company and Pasadena Capital Corporation
                                                      (since 2006). President, PXP Securities Corp. (2004-Present). Senior
                                                      Vice President, the Phoenix Funds Family (2004-present). Senior Vice
                                                      President and Chief Administrative Officer, Phoenix Investment
                                                      Partners, Ltd. (2003-2004). Senior Vice President and Chief
                                                      Administrative Officer, Phoenix Equity Planning Corporation
                                                      (1999-2003).


                                 POSITION(S) HELD
                                  WITH TRUST AND
      NAME, ADDRESS AND              LENGTH OF                                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                 DURING PAST 5 YEARS
        -------------               -----------                                 -------------------

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB:  9/23/45                                         Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May 2005-present).
One American Row               Counsel, Chief Legal   Vice President, Counsel, Chief Legal Officer and Secretary, certain funds
Hartford, CT 06102             Officer and            within the Phoenix Funds Complex (May 2005-present). Compliance Officer of
DOB: 8/30/54                   Secretary since        Investments and Counsel, Travelers Life & Annuity (Jan. 2005-May 2005).
                               2005.                  Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer since 2006.    Corporation  (2004-present). Chief Financial Officer and Treasurer
                                                      (2006-present) or Chief Financial Officer and Treasurer (2005-present), certain funds within the Phoenix Funds Family. Vice President, Chief
                                                      Financial Officer, Treasurer and Principal Accounting Officer, The Phoenix
                                                      Edge Series Fund (since 2006). Assistant Treasurer, certain funds within the
                                                      Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager
                                                      (2000-2002), Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. Each of the members is an independent trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 10 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2006, the Trustees received the following compensation:


            NAME OF TRUSTEE                   AGGREGATE                TOTAL COMPENSATION FROM
            ---------------                 COMPENSATION               TRUST AND FUND COMPLEX
   INDEPENDENT TRUSTEES                      FROM TRUST             (78 FUNDS) PAID TO TRUSTEES
   --------------------                      ----------             ---------------------------
   E. Virgil Conway                            $3,217                        $207,500
   Harry Dalzell-Payne                         $5,339                        $199,895
   Francis E. Jeffries*                        $2,218                        $165,000
   Leroy Keith, Jr.                            $2,678                        $126,723
   Geraldine M. McNamara*                      $3,074                        $201,500
   James M. Oates                              $3,286                        $150,112
   Richard E. Segerson*                        $2,247                        $106,000
   Ferdinand L.J. Verdonck                     $2,030                        $ 95,000

   INTERESTED TRUSTEES
   -------------------
   George R. Aylward                           $    0                        $      0
   Marilyn E. LaMarche                         $1,912                        $ 88,000
   Philip R. McLoughlin                        $5,133                        $283,000

------------------
* These Trustees have previously deferred compensation (and the earnings thereon) in the following amounts (as of March 31, 2007): Mr. Jeffries, $626,478.45; Ms. McNamara, $307,546.10 and Mr. Segerson, $123,721.81.

TRUSTEE OWNERSHIP OF SECURITIES
   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2006.

                                                                     DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF
        NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY           SECURITIES IN THE          TRUSTEE OWNERSHIP IN ALL
        ---------------                    SECURITIES                  LOW-DURATION CORE        FUNDS OVERSEEN BY TRUSTEE IN
   INDEPENDENT TRUSTEES                 IN THE BOND FUND                 PLUS BOND FUND        FAMILY OF INVESTMENT COMPANIES
   --------------------                 -----------------                --------------        ------------------------------
   E. Virgil Conway                           None                            None                       Over $100,000
   Harry Dalzell-Payne                        None                            None                            None
   Francis E. Jeffries                        None                            None                       Over $100,000
   Leroy Keith, Jr.                           None                            None                         $1-$10,000
   Geraldine M. McNamara                      None                            None                       Over $100,000
   James M. Oates                             None                            None                       Over $100,000
   Richard E. Segerson                        None                            None                       Over $100,000
   Ferdinand L.J. Verdonck                    None                            None                            None

   INTERESTED TRUSTEES
   -------------------
   George R. Aylward                          None                            None                      $50,001-$100,000
   Marilyn E. LaMarche                        None                            None                            None
   Philip R. McLoughlin                       None                            None                       Over $100,000

  At April 2, 2007, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS
  The following table sets forth information as of April 2, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDERS                                   FUND AND CLASS         PERCENTAGE OF THE CLASS        NUMBER OF SHARES
--------------------                                   --------------         -----------------------        ----------------

Board of Trustees Refrigeration Air                 Bond Fund--Class X                6.59%                    183,143.794
Conditioning & Service Division
(UA-NJ) Pension Fund
C/O I. E. Shaffer & Co.
830 Bear Tavern Road
P. O. Box 1028
West Trenton, NJ 08628-0230

Charles Quimby Ellis Blank TTES                     Bond Fund--Class X                8.43%                    234,118.092
Re-Solve Site Tr. Fund
C/O Mintz, Levin, Cohn, Ferris, Glovsky
& Popeo PC
Attn: Susan Drennan
One Financial Center
Boston, MA  02111-2621

Emjay Corporation TTEE                              Bond Fund--Class X                6.02%                    167,206.135
Plans of RPSA Customers
c/o Great West
8515 East Orchard Rd., #2T2
Greenwood Vlg., CO  80111-5002

First Union National Bank                           Bond Fund--Class X                6.35%                    176,392.806
Invst Counsel for Plumbers Local 690
A/C# XXXXXX1698 CMG NC1151
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Glenn D. Shaffer TTEE                               Bond Fund--Class X                6.79%                    188,537.168
Plumbers & Pipefitters Local
Union No. 9 Pension Fund
C/O IE Shaffer & Co.
P.O. Box 1028, 830 Bear Tavern Road
West Trenton, NJ  08628-0230

Glenn D. Shaffer TTEE                               Bond Fund--Class X                6.87%                    190,930.210
Plumbers Local No. 24 Pension Plan
C/O IE Shaffer & Co.
830 Bear Tavern Road
West Trenton, NJ  08628-0230

John F. McLellan TTEE                               Bond Fund--Class X                35.66%                   990,625.647
Plymouth County Contributory
Retirement System
10 Cordage Park Cir., Ste. 234
Plymouth, MA  02360-7318

R. Renee Parenti Admin.                             Bond Fund--Class X                8.47%                    235,238.614
Asbestos Workers Local 24 Pension Plan
C/O Carday Associates
4600 Powder Mill Road, Ste 100
Beltsville, MD 20705-2647

Phoenix Wealth Builder PHOLIO(SM)                    Bond Fund--Class Y              51.66%                    312,404.340
C/O Phoenix Equity Planning S/O Services
ATTN Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684


NAME OF SHAREHOLDERS                                   FUND AND CLASS         PERCENTAGE OF THE CLASS        NUMBER OF SHARES
--------------------                                   --------------         -----------------------        ----------------

Phoenix Wealth Guardian PHOLIO(SM)                  Bond Fund--Class Y               48.34%                    292,339.031
C/O Phoenix Equity Planning S/O Services
ATTN Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Life Insurance Company                       Low-Duration Bond              100.00%                  1,099,794.745
C/O Tina DiBuono                                         Fund--Class X
One American Row, H-3E-2
Hartford, CT  06103-2521

Phoenix Life Insurance Company                       Low-Duration Bond              100.00%                    547,176.947
C/O Tina DiBuono                                         Fund--Class Y
One American Row, H-3E-2
Hartford, CT  06103-2521



                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


   Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account (Separate Account P), a separate investment account of Phoenix, pursuant to the insurance laws of the State of New York and the laws of other states. The separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix under certain group annuity contracts issued by Phoenix in connection with pension or profit-sharing plans which meet the requirements of
Section 401(a) of the Code, as amended. The separate account was not an investment company pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix approved the conversion of the separate account into a corresponding series of the Trust. As of March 1, 1996, the net assets of each separate account were transferred into the Fund in exchange for shares of that Fund which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for the assets of the Funds.

   PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Funds.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS

   The Financial Statements for the Funds' fiscal year ended December 31, 2006, appearing in the 2006 Annual Report to Shareholders are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH INVESTOR SERVICES, INC.

   AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C--Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

   Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

LONG-TERM RATINGS
   AAA                   Highest Quality
   AA+, AA, AA-          High Quality
   A+, A, A-             Good Quality
   BBB+, BBB, BBB-       Satisfactory Quality
                           (investment grade)
   BB+, B, B-            Non-Investment Grade
   B+, B, B-             Non-Investment Grade
   CCC                   Speculative

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


      a.1. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post Effective Amendment No. 14 (File No. 033-80057) on October 30, 2000 and incorporated herein by reference.

      a.2.* Amendment to Agreement and Declaration of Trust of the Registrant, dated November 15, 2006, filed via EDGAR herewith.

      b.1.* Amended and Restated By-Laws of the Registrant adopted November 16, 2005, filed via EDGAR herewith.

      b.2.* Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of the Registrant adopted November 16, 2005, filed via EDGAR herewith.


      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


      d.1. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-80057) on April 25, 2003 and incorporated herein by reference.

      d.2. First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC adding of the Phoenix Low-Duration Core Plus Bond Fund, dated March 3, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005 and incorporated herein by reference.

      d.3.* Subadvisory Agreement between PIC and Goodwin Capital Advisers, Inc. ("Goodwin") on behalf of the Funds, dated April 1, 2007, filed via EDGAR herewith.

      e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997, filed via EDGAR as Exhibit (6)(a) with Post-Effective Amendment No. 9 (File No. 033-80057) on April 28, 1998 and incorporated herein by reference.

      e.2.* Form of Sales Agreement between PEPCO and dealers, effective June, 2006, filed via EDGAR herewith.

      f.      None.

      g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 33-80057) on December 16, 2005 and incorporated herein by reference.


      g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005 and incorporated herein by reference.

      g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005 and incorporated herein by reference.

      g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005 and incorporated herein by reference.

      h.1. Sub-transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005 and incorporated herein by reference.

      h.2.* Amended and Restated Transfer Agency and Service Agreement between Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR herewith.

      h.3.* Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR herewith.

      i. Opinion of Counsel, filed via EDGAR with Post Effective Amendment No. 14 (File No. 033-80057) on October 30, 2000 and incorporated herein by reference.


      j.* Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

      k.      None


      l. Initial Capitalization Agreement, filed via EDGAR as Exhibit (13) with Pre-Effective Amendment No. 1 (File No. 033-80057) on February 2, 1996 and incorporated herein by reference.

      m.* Class Y Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated March 1, 2007, filed via EDGAR herewith.

      n.* 2006 Amended and Restated Rule 18f-3 Multi-Class Plan, adopted August 23, 2006, filed via EDGAR herewith.

      o.      Reserved.


      p.1. Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February 2006, filed via EDGAR with Post-Effective Amendment No. 24 (File No. 033-80057) on March 9, 2006, and incorporated herein by reference.

      p.2. Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR with Post-Effective Amendment No. 24 (File No. 033-80057) on March 9, 2006, and incorporated herein by reference.

      p.3.* Code of Ethics of the Subadviser (Goodwin) dated January 22, 2007, filed via EDGAR herewith.

      q.* Power of Attorney for all Trustees dated November 15, 2006, filed via EDGAR herewith.

--------
* Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Trust.

ITEM 25. INDEMNIFICATION.


     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Management of the Fund" in the Prospectus and "Services of the Adviser and Subadviser" in the Statement of Additional Information which is included in this Post-Effective Amendment, for information regarding the business of the Adviser.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's and Subadviser's current Form ADV (SEC File No. 801-5995 for PIC and SEC File No. 801-8177 for Goodwin) filed under the 1940 Act and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.

(a) PEPCO serves as the principal underwriter for the following registrants:


     Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix-CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


(b) Directors and Executive Officers of PEPCO are as follows:

     NAME AND                            POSITIONS AND OFFICES                           POSITIONS AND OFFICES
     PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                                WITH REGISTRANT
     -----------------                   ----------------                                ---------------

     George R. Aylward                   Director and Executive Vice President           President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


     John H. Beers                       Vice President and Secretary                    Assistant Secretary
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Kevin J. Carr                       Vice President and Assistant Secretary          Vice President, Counsel, Chief
     One American Row                                                                    Legal Officer and Secretary
     P.O. Box 5056
     Hartford, CT 06115-0480

     John R. Flores                      Vice President and Anti-Money Laundering        Anti-Money Laundering
     One American Row                    Officer                                         Officer and Assistant Secretary
     P.O. Box 5056
     Hartford, CT 06103-5056


     Stephen D. Gresham                  Director and Senior Vice President              None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


     Michael E. Haylon                   Director                                        None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     David C. Martin                     Vice President and Chief Compliance Officer     None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                      Vice President, Finance and Treasurer           None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     NAME AND                            POSITIONS AND OFFICES                           POSITIONS AND OFFICES
     PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                                WITH REGISTRANT
     -----------------                   ----------------                                ---------------

     David R. Pellerin                   Vice President and                              None
     56 Prospect Street                  Chief Financial Officer
     P.O. Box 150480
     Hartford, CT 06115-0408


     Jacqueline M. Porter                Assistant Vice President                        Vice President and
     56 Prospect Street                                                                  Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480


     Francis G. Waltman                  Director and President                          Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


(c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                         Principal Underwriter, Administrator and Transfer
    Kevin J. Carr, Esq.                        Agent:
    One American Row                                Phoenix Equity Planning Corporation
    P.O. Box 5056                                   One American Row
    Hartford, CT 06102-5056                         P.O. Box 5056
                                                    Hartford, CT 06102-5056

Investment Adviser:                            Custodian and Dividend Dispersing Agent:
    Phoenix Investment Counsel, Inc.                State Street Bank and Trust Company
    56 Prospect Street                              225 Franklin Street
    P.O. Box 150480                                 Boston, MA 02110
    Hartford, CT 06115-0480

Investment Subadviser:
    Goodwin Capital Advisers, Inc.
    56 Prospect Street
    P.O. Box 150480 Hartford, CT 06103


ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 23rd day of April, 2007.


                                      PHOENIX INSTITUTIONAL MUTUAL FUNDS

ATTEST: /S/ KEVIN J. CARR              BY: /S/ GEORGE R. AYLWARD
            -------------                      -----------------
            KEVIN J. CARR                      GEORGE R. AYLWARD,
            SECRETARY                          PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 23rd day of April, 2007.

                  SIGNATURE                                         TITLE
                  ---------                                         -----

/s/ George R. Aylward                                             Trustee and President (principal executive officer)
----------------------------------------------------
George R. Aylward

                                                                  Chief Financial Officer and Treasurer (principal
/s/ W. Patrick Bradley                                            financial and accounting officer)
----------------------------------------------------
W. Patrick Bradley

                                                                  Trustee
----------------------------------------------------
E. Virgil Conway*

                                                                  Trustee
----------------------------------------------------
Harry Dalzell-Payne*

                                                                  Trustee
----------------------------------------------------
Francis E. Jeffries*

                                                                  Trustee
----------------------------------------------------
Leroy Keith, Jr.*

                                                                  Trustee
----------------------------------------------------
Marilyn E. LaMarche*

                                                                  Chairman and Trustee
----------------------------------------------------
Philip R. McLoughlin*

                                                                  Trustee
----------------------------------------------------
Geraldine M. McNamara*

                                                                  Trustee
----------------------------------------------------
James M. Oates*

                                                                  Trustee
----------------------------------------------------
Richard E. Segerson*

                                                                  Trustee
----------------------------------------------------
Ferdinand L.J. Verdonck*

*By    /s/ George R. Aylward
       --------------------------------------------
       *George R. Aylward, Attorney-in-fact pursuant to powers of attorney.



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